Exhibit 99(a)

POWER OF ATTORNEY

The undersigned, Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton, Trustees of BlackRock ETF Trust (the “Trust”), hereby authorize Benjamin Archibald, John Perlowski, Neal J. Andrews, Jay M. Fife, Jennifer McGovern, Scott Hilton and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for the Trust or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of the Trust or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 21st day of February, 2019.

Signature	Title	Signature	Title

/s/ Bruce R. Bond	Trustee	/s/ Cynthia A. Montgomery	Trustee
Bruce R. Bond		Cynthia A. Montgomery

/s/ Susan J. Carter	Trustee	/s/ Donald C. Opatrny	Trustee
Susan J. Carter		Donald C. Opatrny

/s/ Collette Chilton	Trustee	/s/ John M. Perlowski	Trustee
Collette Chilton		John M. Perlowski

/s/ Neil A. Cotty	Trustee	/s/ Joseph P. Platt	Trustee
Neil A. Cotty		Joseph P. Platt

/s/ Robert Fairbairn	Trustee	/s/ Mark Stalnecker	Trustee
Robert Fairbairn		Mark Stalnecker

/s/ Lena G. Goldberg	Trustee	/s/ Kenneth L. Urish	Trustee
Lena G. Goldberg		Kenneth L. Urish

/s/ Robert M. Hernandez	Trustee	/s/ Claire A. Walton	Trustee
Robert M. Hernandez		Claire A. Walton

/s/ Henry R. Keizer	Trustee
Henry R. Keizer